UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fusion Acquisition Corp. II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2023

Fusion Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-40120	86-1352058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

(212) 763-0169

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FSNB WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2023, Fusion Sponsor II LLC (the “Sponsor”), the sponsor of Fusion Acquisition Corp. II (the “Company” or “Fusion”), and the Company, entered into an subscription agreement (the “Subscription Agreement”) with Polar Multi-Strategy Master Fund (“Polar”), an unaffiliated third party of the Company, pursuant to which Polar agrees to make certain capital contributions (the “Investor Capital Contribution”) from time to time, at the request of the Sponsor, subject to the terms and conditions of the Subscription Agreement, to the Sponsor to meet the Sponsor’s commitment to fund the Company’s working capital needs. In exchange for the commitment of Polar to provide the Investor Capital Contribution, (i) the Company will issue shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to Polar at the closing of its initial business combination, as further described below; and (ii) upon repayment of working capital loans by the Company, the Sponsor will return the Investor Capital Contribution at the closing of an initial business combination, as further described below.

Investor Capital Contribution

The maximum aggregate Investor Capital Contribution is $1,000,000, with an initial Investor Capital Contribution of $800,000 available for drawdown within five (5) business days of the Subscription Agreement. At the request of the Sponsor, the Investor Capital Contribution may be increased by an amount up to $200,000.

Share Issuance

In exchange for the forgoing commitment of Polar to make capital contributions to the Sponsor, the Company agrees to, or cause the surviving entity following the closing of the Company’s initial business combination to, issue one share of Class A Common Stock for each dollar of the Investor Capital Contribution funded by Polar at the time of the closing of the Company’s initial business combination (the “Subscription Shares”). The Company or the surviving entity of the business combination shall promptly file a registration statement to register the Subscription Shares after the closing of an initial business combination, but no later than 45 calendar days after the closing of business combination, and cause the registration statement to be declared effective by 90 calendar days after the closing of an initial business combination (or 120 days after the closing of an initial business combination if the U.S. Securities and Exchange Commission (the “SEC”)) provides notice that it will review such registration statement).

Return of Capital

Upon repayment of working capital loans from the Company to the Sponsor, the Sponsor shall pay to Polar an amount equal to the Investor Capital Contribution actually funded and received by the Sponsor within five (5) business days upon receipt of proceeds from the Company to the Sponsor. The Sponsor shall not sell, transfer, or otherwise dispose of any securities owned by the Sponsor until the full amount of the Investor Capital Investment has been paid to Polar. The SPAC and Sponsor shall be jointly and severally obligated for such repayment. If the Company consummates an initial business combination, Polar may elect at closing of an initial business combination to receive such repayments of the Investor Capital Investment either in cash or in the form of shares of Class A Common Stock at a rate of one share of Class A Common Stock for each $10 of the Investor Capital Investment as of the closing of an initial business combination.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of shares of Class A Common Stock pursuant to the Subscription Agreement will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On August 30, 2023, Fusion and Hyperloop Transportation Technologies Inc. (“Hyperloop”), a transportation and technology company focused on realizing the hyperloop, a system that moves people and goods safely, efficiently, and sustainably by bringing airplane speeds to the ground, issued a press release to announce that they had entered into a non-binding letter of intent for a potential business combination. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, Fusion intends to file with the SEC a registration statement, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Fusion’s stockholders as of a record date to be established for voting on the proposed business combination. In addition, as previously disclosed, the Company has filed a definitive proxy statement (the “Extension Proxy”) to be used at the forthcoming special meeting of its stockholders (the “Extension Meeting”) to approve, among other things, amendments to the Company’s second amended and restated certificate of incorporation to extend the time it has to complete an initial business combination and to eliminate the limitation that the Company will not complete an initial business combination if doing so would cause it to have net tangible assets of less than $5,000,001.

Stockholders are able to obtain copies of the Extension Proxy and, when available, the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Fusion Acquisition Corp. II, 667 Madison Avenue, 5th Floor, New York, New York 10065.

This communication may be deemed to be offering or solicitation material in respect of the proposed business combination and in respect of the Extension, which will be submitted to the stockholders of Fusion for their consideration. Fusion urges investors, stockholders and other interested persons to carefully read the Extension Proxy and, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Extension Proxy and/or the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the Extension and/or the proposed business combination, because these documents will contain important information about Fusion, Hyperloop, the proposed business combination and the Extension.

Participants in the Solicitation

Fusion and Hyperloop and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described herein under the rules of the SEC. Information about the directors and executive officers of Fusion and a description of their interests in Fusion and the proposed business combination and will be set forth in the Proxy Statement/Prospectus, when it is filed with the SEC. Information about Hyperloop’s directors and executive officers and a description of their interests in Hyperloop and the proposed business combination will be set forth in the Proxy Statement/Prospectus, when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

2

In addition, Fusion and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company are set forth in the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination or the Extension. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Fusion’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Fusion’s stockholders for the Extension is not obtained; the ability of Fusion to enter into a definitive agreement with respect to a business combination with Hyperloop within the time provided in Fusion’s amended and restated certificate of incorporation; Fusion’s ability to obtain an extension of the business combination deadline provided for in Fusion’s second amended and restated certificate of incorporation; Fusion’s ability to obtain the financing necessary to consummate the potential transaction; the performance of Hyperloop’s business; the risk that Fusion’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination; the amount of redemption requests made by Fusion’s stockholders and the amount of funds remaining in Fusion’s trust account after satisfaction of such requests; Fusion’s and Hyperloop’s ability to satisfy the conditions to closing the proposed business combination; and those factors discussed in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022, under the heading “Risk Factors,” and other documents of Fusion filed, or to be filed, with the SEC. Fusion does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement, dated August 29, 2023, by and among Fusion Acquisition Corp. II, Fusion Sponsor II LLC and Polar Multi-Strategy Master Fund.
99.1	Press Release, dated August 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

	By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer and Director

Date: August 30, 2023

4

Exhibit 10.1

Execution Version

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into effectively as of August 29, 2023 (the “Effective Date”), by, between and among Polar Multi-Strategy Master Fund (the “Investor”), Fusion Acquisition Corp. II., a Delaware Corporation (“SPAC”) and Fusion Sponsor II LLC., a Delaware Limited Liability Company (“Sponsor”). Investor, SPAC and Sponsor are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

WHEREAS, SPAC is a special purpose acquisition company that closed on its initial public offering on March 2, 2021;

WHEREAS, SPAC’s business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “De-SPAC”);

WHEREAS, on February 28, 2023, SPAC held a special meeting of stockholders to, among other things, extend the date by which it had to consummate a De-SPAC from March 2, 2023 to September 2, 2023 (the “First Extension”);

WHEREAS, on August 14, 2023, SPAC filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) to seek stockholder approval to, among other things, extend the date by which the SPAC must consummate the De-SPAC from September 2, 2023 to March 2, 2024 (the “Second Extension”);

WHEREAS, as of the date of this Agreement, SPAC has not completed the De-SPAC;

WHEREAS, Sponsor is seeking to raise $1,000,000 from Investor, which will in turn be loaned by Sponsor to SPAC to cover SPAC’s working capital expenses, including deposits into the Trust Account (as defined below) in connection with the Second Extension (“SPAC Loan”);

WHEREAS, pursuant to the terms and conditions of this Agreement, Investor has agreed to fund $800,000 (the “Investor Capital Contribution”) and may fund an additional amount of up to $200,000 in accordance with Section 1.1.4 below;

WHEREAS, SPAC intends to pay all principal under the SPAC Loan to Sponsor at the closing of the De-SPAC transaction (the “De-SPAC Closing”), in accordance with Section 1.2 below, and the Investor will be entitled to receive the proceeds received by the Sponsor thereby; and

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreement contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

SUBSCRIPTION AND SPAC LOAN

1.1	Capital Calls. From time to time, the SPAC will request funds from the Sponsor for working capital purposes (each a “Drawdown Request”). On at least five (5) calendar days’ prior written notice (“Capital Notice”) the Sponsor may require a drawdown from the Investor against the Investor Capital Contribution in order to meet the Sponsor’s commitment to the SPAC under a Drawdown Request (each a “Capital Call”) subject to the following conditions:

1.1.1	The Capital Notice to the Investor shall include (i) the total amount requested by the SPAC under the Drawdown Request and (ii) the amount being called from the Investor.

1.1.2	The aggregate amount of the Capital Calls shall not exceed the Investor Capital Contribution.

1.1.3	A Capital Call of up to $800,000 of the Investors Capital Contribution may be called by the Sponsor within five (5) business days of the Parties entering into this Agreement.

1.1.4	At the request of the Sponsor, the Investor may agree, in its sole discretion, to increase the Investor Capital Contribution by an amount up to $200,000 (“Additional Capital”). Once the Investor has agreed in writing to the funding of the Additional Capital, the aggregate amount of the Investor Capital Contribution as defined under this Agreement shall be increased to $1,000,000 and a Capital Call up to the amount of the Additional Capital may be called by the Sponsor at any time after the Investor’s written agreement.

For greater certainty, Sponsor has the right but no obligation to make Capital Call(s) in its sole discretion, and no Capital Calls may be made after the termination or expiry of this Agreement.

1.2	Subscription. In consideration for the Capital Call(s) funded by the Investor and received by the Sponsor hereunder (such funded amounts, the “Capital Investment”), SPAC (or the surviving entity following the De-SPAC Closing) will issue one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), for each dollar of the Investor’s Capital Investment at the De-SPAC Closing (“Subscription Shares”). The Subscription Shares shall not be subject to any transfer restrictions or any other lock-up provisions, earn outs, or other contingencies (other than those arising under applicable securities laws). The Subscription Shares (i) subject to applicable law or regulation, shall be registered as part of any registration statement issuing shares before or in connection with the De-SPAC Closing or (ii) if no such registration statement is filed in connection with the De-SPAC Closing, Sponsor shall use commercially reasonable efforts to ensure that such shares are promptly registered pursuant to the first registration statement filed by the SPAC or the surviving entity following the De-SPAC Closing, which shall be filed no later than 45 days after the De-SPAC Closing and declared effective no later than 90 days (or 120 days if the Securities and Exchange Commission provides notice that it will review such registration statement) after the De-SPAC Closing.

1.3	Return of Capital. The SPAC Loan shall not accrue interest and shall be repaid by the SPAC to the Sponsor upon the De-SPAC Closing. Upon receipt of proceeds from the SPAC to the Sponsor, an amount equal to the Capital Investment will be paid by the Sponsor to the Investor as a return of capital, within five (5) business days of such receipt. The Sponsor shall not sell, transfer, or otherwise dispose of any securities owned by the Sponsor until the full amount of the Investor’s Capital Investment has been returned and paid to the Investor. The SPAC and Sponsor shall be jointly and severally obligated for such repayment. If the De-SPAC is closed, the Investor may elect at the De-SPAC Closing to receive such repayment in cash or shares of Class A Common Stock at a rate of 1 share of Class A Common Stock for each $10 of the Investor Capital Contribution funded by the Investor hereunder as of the De-SPAC Closing. If the SPAC liquidates without consummating a De-SPAC, any amounts drawn pursuant to the Investor Capital Contribution and not repaid pursuant to this Agreement, will be paid to the Investor within five (5) days of the liquidation from the SPAC’s working capital account, pro rata with other creditors thereto, and not from the Trust Account.

1.4	Default. In the event that Sponsor or SPAC defaults in its obligations under Section 1.2 or 1.3 of this Agreement and in the event that such default continues for a period of five (5) business days following written notice to the Sponsor and SPAC (the “Default Date”), Sponsor shall promptly transfer to Investor 0.1 shares of SPAC Class A Common Stock or Class B Common Stock owned by the Sponsor as determined by the Sponsor (the “Sponsor Shares”) for each $1.00 of Investor’s Capital Investment which is outstanding on the Default Date and shall transfer to the Investor an additional 0.1 Sponsor Shares for each $1.00 of the Investor’s Capital Investment which is outstanding each month thereafter, until the default is cured; provided however, that in no event will Sponsor transfer any Sponsor Shares to Investor that would result in Investor (together with any other persons whose beneficial ownership of SPAC’s common stock would be aggregated with Investor’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended, and the applicable regulations of the SEC, including any “group” of which Investor is a member) beneficially owning more than 19.9% of the outstanding shares of SPAC’s common stock (“Transfer Limit”); provided further than any Sponsor Shares that were not transferred to Investor because the transfer of such shares would have exceeded the Transfer Limit shall be promptly transferred to Investor upon written request from Investor to extent that, at the time of such request, such transfer would no longer exceed the Transfer Limit. Notwithstanding the foregoing, in no event shall the maximum aggregate amount of shares forfeited by Sponsor to Investor exceed 1,000,000 Sponsor Shares. Any such Sponsor Shares received pursuant to this Section 1.4 shall be added to the registration statement required by Section 1.2 of this Agreement if not then effective and if such registration statement has been declared effective, such Sponsor Shares shall be promptly registered, and in any event will be registered within 90 days. In the event that Investor notifies Sponsor and SPAC of any default pursuant to this Section 1.4, Sponsor shall not sell, transfer, or otherwise dispose of any securities owned by the Sponsor, other than in accordance with this Section 1.4, until such default is cured.

1.5	Wiring Instructions. Within five (5) calendar days of receiving a Capital Notice, Investor shall advance the Capital Call amount specified in the Capital Notice to Sponsor by wire transfer of immediately available funds pursuant to the wiring instructions separately provided. For clarity, the aggregate amount of the Capital Calls funded under this Agreement will not exceed the Investor Capital Contribution.

1.6	Reimbursement. On the De-SPAC Closing, the Sponsor will pay the Investor an amount equal to the reasonable and documented attorney fees incurred by the Investor in connection with this agreement not to exceed $5,000.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Each Party hereby represents and warrants to each other Party as of the date of this Agreement and as of the Closing that:

3.1	Authority. Such Party has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Party of this Agreement and the consummation of the transfer have been duly authorized by all necessary action on the part of the relevant Party, and no further approval or authorization is required on the part of such Party. This Agreement will be valid and binding on each Party and enforceable against such Party in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance, moratorium or similar laws affecting the enforcement of creditors rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

3.2	Acknowledgement. Each Party acknowledges and agrees that the Subscription Shares and Sponsor Shares (as defined herein) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws and the Investor represents that, as applicable, it (a) is acquiring the Subscription Shares and Sponsor Shares pursuant to an exemption from registration under the Securities Act with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the Subscription Shares and Sponsor Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Exchange and of making an informed investment decision, and has conducted a review of the business and affairs of the SPAC that it considers sufficient and reasonable for purposes of making the transfer, and (d) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act). Each Party acknowledges and agrees that this subscription will not be treated as indebtedness for U.S. tax purposes.

3.3	Trust Waiver. Investor acknowledges that the SPAC is a blank check company with the powers and privileges to effect a business combination and that a trust account has been established by the SPAC in connection with its initial public offering (“Trust Account”). Investor waives any and all right, title and interest, or any claim of any kind it now has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account for any claims in connection with, as a result of, or arising out of this Agreement; provided, however, that nothing in this Section 3.3 shall (a) serve to limit or prohibit Investor’s right to pursue a claim against the SPAC for legal relief against assets outside the Trust Account, for specific performance or other relief, (b) serve to limit or prohibit any claims that Investor may have in the future against the SPAC’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds), or (c) be deemed to limit Investor’s right, title, interest or claim to the Trust Account by virtue of Investor’s record or beneficial ownership of securities of the SPAC acquired by any means other than pursuant to this Agreement, including but not limited to any redemption right with respect to any such securities of the SPAC.

3.4	Restricted Securities. Investor hereby represents, acknowledges and warrants its representation of, understanding of and confirmation of the following:

●	Investor realizes that, unless subject to an effective registration statement, the Subscription Shares and Sponsor Shares cannot readily be sold as they will be restricted securities and therefore the Sponsor Shares must not be accepted unless Investor has liquid assets sufficient to assure that Investor can provide for current needs and possible personal contingencies;

●	Investor understands that, because SPAC is a former “shell company” as contemplated under paragraph (i) of Rule 144, regardless of the amount of time that the Investor holds the Subscription Shares and Sponsor Shares, sales of the Subscription Shares and Sponsor Shares may only be made under Rule 144 upon the satisfaction of certain conditions, including that SPAC is no longer a ‘shell company’ and that SPAC has not been a ‘shell company’ for at least the last 12 months—i.e., that no sales of Subscription Shares and Sponsor Shares can be made pursuant to Rule 144 until at least 12 months after the De-SPAC; and SPAC has filed with the United States Securities and Exchange Commission (the “SEC”), during the 12 months preceding the sale, all quarterly and annual reports required under the Securities Exchange Act of 1934, as amended;

●	Investor confirms and represents that it is able (i) to bear the economic risk of the Subscription Shares and Sponsor Shares, (ii) to hold the Subscription Shares and Sponsor Shares for an indefinite period of time, and (iii) to afford a complete loss of the Subscription Shares and Sponsor Shares; and

●	Investor understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Subscription Shares and Sponsor Shares in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, EXISTS.”

The SPAC (or the surviving entity following the De-SPAC Closing) shall take all steps necessary in order to remove the legend referenced in the preceding paragraph from the Subscription Shares and Sponsor Shares immediately following the earlier of (a) the effectiveness of a registration statement applicable to the Subscription Shares and Sponsor Shares or (b) any other applicable exception to the restrictions described in the legend occurs.

ARTICLE III

MISCELLANEOUS

4.1	Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

4.2	Titles and Headings. The titles and section headings in this Agreement are included strictly for convenience purposes.

4.3	No Waiver. It is understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

4.4	Term of Obligations. The term of this Agreement shall expire (6) months after the De-SPAC Closing. However, the obligations set forth herein that are intended to survive the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement, including for the avoidance of doubt, the registration obligations set forth in Section 1.2, the default provision set forth in Section 1.4 and the indemnity obligations set forth in Section 4.13.

4.5	Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its conflicts of laws rules. Each Party (a) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, the United States District Court for the District of Delaware (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement; and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other Proceeding, that such Court does not have any jurisdiction over such Party. Any Party may serve any process required by such Courts by way of notice.

4.6	WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.7	Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any previous understandings, commitments or agreements, oral or written, with respect to the subject matter hereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be binding upon either party, unless mutually approved in writing.

4.8	Counterparts. This Agreement may be executed in counterparts (delivered by email or other means of electronic transmission), each of which shall be deemed an original and which, when taken together, shall constitute one and the same document.

4.9	Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice.

If to Investor:

POLAR MULTI-STRATEGY MASTER FUND

c/o Mourant Governance Services (Cayman)
Limited 94 Solaris Avenue Camana Bay

PO Box 1348

Grand Cayman KY1-1108

Cayman Islands

With a mandatory copy to:

Polar Asset Management Partners Inc.

16 York Street, Suite 2900

Toronto, ON M5J 0E6

Attention: Legal Department, Ravi Bhat / Jillian Bruce E-mail: legal@polaramp.com / rbhat@polaramp.com / jbruce@polaramp.com

If to SPAC or Sponsor:

FUSION ACQUISITION CORP. II

667 Madison Avenue

5th Floor

New York, New York 10065

Attention: John James

E-mail: john.james@fusionacq.com

With a mandatory copy to :

White & Case LLP

1221 Avenue of the Americas

New York, New York 10020

Attention : Elliott Smith

E-mail : elliott.smith@whitecase.com

4.10	Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

4.11	Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

4.12	Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

4.13	Indemnification. SPAC agrees to indemnify and hold harmless Investor, its affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (each such person being an “Indemnified Party”) from and against any and all losses (but excluding financial losses to an Indemnified Party relating to the economic terms of this Agreement), claims, damages and liabilities (or actions in respect thereof), joint or several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of this Agreement, the performance by the SPAC and Sponsor of their respective obligations hereunder, the consummation of the transactions contemplated hereby or any pending or threatened claim or any action, suit or proceeding relating to the De-SPAC against the SPAC, its Sponsors, or the Investor; provided that SPAC will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Investor’s material breach of this Agreement or from Investor’s willful misconduct, or gross negligence. In addition (and in addition to any other reimbursement of legal fees contemplated by this Agreement), SPAC will reimburse any Indemnified Party for all reasonable, out-of-pocket, expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of SPAC. The provisions of this paragraph shall survive the termination of this Agreement.

[remainder of page intentionally left blank; signature page follows]

The Parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

SPAC:
Fusion Acquisition Corp. II

By:	/s/ John James
Name:	John James
Title:	Chief Executive Officer

SPONSOR:
Fusion Sponsor II LLC

By:	/s/ John James
Name:	John James
Title:	Managing Member

INVESTOR:
POLAR MULTI-STRATEGY MASTER FUND
By its investment advisor
Polar Asset Management Partners Inc.

By:	/s/ Andrew Ma
Name:	Andrew Ma
Title:	CCO

By:	/s/ Kirstie Moore
Name:	Kirstie Moore
Title:	Legal Counsel

Exhibit 99.1

Hyperloop Transportation Technologies and Fusion Acquisition Corp. II Announce Letter of Intent for a Business Combination

New York, NY – August 30, 2023 – Fusion Acquisition Corp. II (NYSE: FSNB) (“Fusion”) today announced that it has signed a non-binding letter of intent (“LOI”) for a business combination transaction with Hyperloop Transportation Technologies Inc. (“HyperloopTT”), a transportation and technology company focused on realizing the hyperloop, a system that moves people and goods safely, efficiently, and sustainably by bringing airplane speeds to the ground.

Through the use of patented technology and an advanced collaborative business model, HyperloopTT believes it has the potential to impact the $2+ trillion transportation market by addressing pressing societal issues such as overpopulation, traffic congestion, and pollution.

In May 2023, HyperloopTT, along with its partners, won a bid to build a three-phase, 10 km prototype in northern Italy, which could eventually lead to a commercial hyperloop. Funding for the project was awarded by the Venetian Motorway Concession.

To date, HyperloopTT has completed the Great Lakes Hyperloop study to connect Chicago, Cleveland, and Pittsburgh and has constructed its first full-scale test facility in Toulouse, France. The company has secured over 60 global patents for hyperloop technologies, with 40 granted and 24 in process, across a spectrum of technologies, including levitation and propulsion, low-pressure tube system, and passenger experience.

HyperloopTT established what it believes is the world’s first insurance framework as well as the safety certification guidelines for commercial hyperloop systems; both of which have been presented to the European Commission and the United States Department of Transportation. Fusion plans to leverage its resources, experience and network of relationships to support HyperloopTT’s growth and access to public markets.

HyperloopTT CEO, Andres de Leon, said “With Fusion we believe we have found the right partner at the right time. We see the LOI with Fusion as the next major step in achieving our mission with HyperloopTT. That mission has always included the public, starting with our collaborative crowdsourcing model and now moving closer towards becoming a public company. This business combination is expected to accelerate the arrival of sustainable high-speed transportation. We hope to be at the epicenter of sustainable, safe, clean, and quick mass transit in the years to come.”

Fusion and HyperloopTT expect to announce additional details regarding the proposed transaction when a definitive agreement for the business combination is executed, which is expected to occur in the fourth quarter of 2023.

About Fusion Acquisition Corp. II

Fusion Acquisition Corp. II, founded and led by Chief Executive Officer John James, is a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Fusion’s board of directors comprises Non-Executive Chairman Jim Ross, Chief Executive Officer John James, Chief Financial Officer Erik Thoresen, and directors Kelly Driscoll and Ben Buettell.

About HyperloopTT

Hyperloop Transportation Technologies is an innovative transportation and technology company focused on realizing the hyperloop, a system that moves people and goods safely, efficiently, and sustainably by bringing airplane speeds to the ground. Through the use of unique, patented technology and a collaborative business model, HyperloopTT is creating a potential new form of transportation.

Founded in 2013, HyperloopTT is a global network of more than 800 engineers, creatives, and technologists, with 50 corporate and university partners. Headquartered in Los Angeles, CA, and Toulouse, France, HyperloopTT has offices in North and South America, the Middle East, and Europe.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, Fusion intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to the transaction. In addition, Fusion has filed a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of the time in which it must complete an initial business combination or liquidate the trust account that holds the proceeds of Fusion’s initial public offering (the “Extension”), which was mailed to stockholders of Fusion as of the record date established for voting on the Extension. Fusion’s stockholders and other interested persons are advised to read the definitive proxy statement filed by Fusion in connection with the Extension and, when available the preliminary proxy statements and the amendments thereto and the definitive proxy statement relating to the proposed business combination, as these materials will contain important information about Fusion, HyperloopTT, the proposed business combination and the Extension. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Fusion as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the above referenced documents and other documents filed with the SEC in connection with the Extension and the proposed business combination, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Fusion Acquisition Corp. II, 667 Madison Ave, 5th Floor, New York, NY 10065.

2

Participants in the Solicitation

Fusion and Hyperloop TT and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension and the proposed business combination under the rules of the SEC. Information about the directors and executive officers of Fusion and a description of their interests in Fusion and the Extension is contained in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (the “2021 Annual Report”) and the definitive proxy statement relating the Extension.

Information about Fusion’s directors and executive officer’s interests in the business combination, as well as information about Hyperloop TT’s directors and executive officers and a description of their interests in Hyperloop TT and the proposed business combination will be set forth in the proxy statement relating to the proposed business combination, when it is filed with the SEC. When available, the above referenced documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Extension or the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking-Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Fusion’s and HyperloopTT’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of Fusion to enter into a definitive agreement with respect to a business combination with Hyperloop TT within the time provided in Fusion’s second amended and restated certificate of incorporation; Fusion’s ability to obtain the Extension; Fusion’s ability to obtain the financing necessary to consummate the potential business combination; the performance of Hyperloop TT’s business; the timing, success and cost of Hyperloop TT’s product development activities; assuming the definitive agreement is executed, the ability to consummate the proposed business combination, including risk that Fusion’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed transaction; the amount of redemption requests made by Fusion’s stockholders and the amount of funds remaining in Fusion’s trust account after the Extension and the vote to approve the proposed business combination; Fusion’s and Hyperloop TT’s ability to satisfy the conditions to closing the proposed business combination; and those factors discussed in the 2021 Annual Report under the heading “Risk Factors,” and the other documents filed, or to be filed, by Fusion with the SEC. Neither Fusion or HyperloopTT undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact

Cody Slach

Gateway Investor Relations

(949) 574-3860

FUSION@gatewayir.com

3